SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                 __________________________________

                               FORM 8-K
                 __________________________________


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report:  January 9, 1998
   Date of Event (or earliest event) being reported:  January 7, 1998

                INDIANAPOLIS POWER & LIGHT COMPANY
       (Exact name of registrant as specified in its charter)


           Indiana          1-3132-2          35-0413620
      (State or other       (Commission)     (IRS Employer)
       jurisiction of       File Number)     Identification No.)
       incorporation)


            One Monument Circle, Indianapolis, Indiana 46204
          (Address of principal executive offices)  (Zip Code)


     Registrant's telephone number, including area code:  (317) 261-8261


                                  N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Event

On January 7, 1998, Indianapolis Power & Light Company (the "Company") entered into a Terms Agreement with SBC Warburg Dillon Read Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated for the sale of 500,000 shares of 5.65% Cumulative Preferred Stock, par value $100 per share, of the Company. Attached hereto are the following documents: Terms Agreement including the Underwriting Agreement Basic Provisions and the Articles of Amendment to the Amended Articles of Incorporation of the Company.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          1.1 Terms Agreement dated January 7, 1998 together with the Underwriting Agreement Basic Provisions

          3.1  Articles of Amendment to the Amended Articles of
               Incorporation

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 9, 1998

                                  INDIANAPOLIS POWER & LIGHT COMPANY



                                  By /s/ Bryan G. Tabler
                                     Name:   Bryan G. Tabler
                                     Title:  Senior Vice President